SUPPLEMENT TO THE FIDELITY SMALL CAP STOCK FUND, FIDELITY MID-CAP STOCK FUND AND FIDELITY LARGE CAP STOCK FUND JUNE 19, 1998 PROSPECTUS The following information replaces similar information on the cover of the prospectus:
FIDELITY SMALL CAP STOCK FUND (CLOSED TO NEW ACCOUNTS)
The following information replaces similar information found in the "Who May Want to Invest" section on page 3:
Effective the close of business on November 17, 1998, shareholders of Small Cap Stock may purchase additional shares of Small Cap Stock in accounts existing on that date. Investors who do not own shares of Small Cap Stock on November 17, 1998, generally will not be allowed to purchase shares of Small Cap Stock except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) in which Small Cap Stock has been established as an investment option by May 14, 1998, and 2) for accounts managed on a discretionary basis by certain registered investment advisors that have discretionary assets of at least $500 million invested in mutual funds and have included Small Cap Stock in their discretionary account program since May 14, 1998. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.
The following information replaces similar information found in the "How to Buy Shares" section on page 24:
Your shares will be purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
Shares of Small Cap Stock are offered to current shareholders only.